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EXHIBIT 10.5 - ACADEMY ENTERTAINMENT SETTLEMENT

                                                    ACADEMY ENTERTAINMENT,INC.
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                                                    59 WESTMINSTER AVE.
                                                    BERGENFIELD, N.J 07621
                                                    PHONE: (201) 385-8139
                                                    FAX: (201) 385-8196
                                                    E-MAIL: AlanMAcademy@aol.com
                                                    www.academyentertainment.net

                                                    May 30, 2001


Mr. Bill Brinkmeier
C-3D
124 Point West Blvd.
St. Charles, MO 63301
(636)947-6488


Dear Bill:

     As per our conversation, here is our settlement of the Contract Agreement dated November 3rd, 1999.

     C-3D will issue 75,000 shares of Chequemate rule 144 stock to Academy Entertainment, Inc. in the name of Alan Miller.

     C-3D will attempt to include those shares in the S-3 registration within 120 days of the closing of the merger agreement with Another World based in Korea.

     C-3D will make best efforts to deliver to Academy Entertainment the physical certificates within 4 weeks from the date of this Agreement.


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     For: C-3D                                For: Academy Entertainment, Inc.


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